SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 8, 2003


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                   1-5084              23-1145880
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    (State or Other Jurisdiction of       (Commission        (I.R.S. Employer
    Incorporation or Organization)         File Number)      Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                19129
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Regulation FD Disclosure
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         On December 8, 2003, Tasty Baking Company announced the election of
David J. West to its Board of Directors at its meeting on December 5, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits
------------------------------------------

(a) Not applicable


(b) Not applicable


(c) The following exhibit is filed herewith:


                   Exhibit 99.1             Press Release dated December 8, 2003




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TASTY BAKING COMPANY
                                    (Registrant)


         Date:  December 8, 2003    /S/ David S. Marberger
                                    ---------------------------------
                                    David S. Marberger
                                    Senior Vice President and Chief Financial
                                    Officer



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                                  EXHIBIT INDEX


         Exhibit No.                     Description
         -----------                     -----------

           99.1                          Press Release dated December 8, 2003